UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 11, 2013
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2013, Camden Property Trust adopted the Third Amended and Restated Bylaws, which amended its Second Amended and Restated Bylaws to, among other things, more clearly define the respective roles of Chairman of the Board and Chief Executive Officer. The description herein of the Third Amended and Restated Bylaws is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Third Amended and Restated Bylaws filed as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit
Number    Title

99.1	Third Amended and Restated Bylaws of Camden Property Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2013
CAMDEN PROPERTY TRUST

By:    /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX
Exhibit
Number        Title

99.1	Third Amended and Restated Bylaws of Camden Property Trust